BLACKROCK ETF TRUST II

iShares Total Return Active ETF

(the “Fund”)

Supplement dated October 3, 2025 (the “Supplement”)

to the Fund’s Prospectus, dated November 27, 2024, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “More Information About the Fund — Other Strategies” is amended to add the following as an other strategy of the Fund:

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Short Sales — The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. However, the Fund may make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The section of the Prospectus entitled “More Information About the Fund — A Further Discussion of Other Risks” is amended to add the following as an other risk of the Fund:

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Shareholders should retain this Supplement for future reference.

PRO-BRTR-1025SUP